Net Income Attributable to Canon Inc. Shareholders per Share (Reconciliation of Numerators and Denominators of Basic and Diluted Net Income Attributable to Canon Inc. Shareholders Per Share Computations) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Earnings Per Share Basic Numerator [Abstract]
Basic net income attributable to Canon Inc.	¥ 214,718	¥ 83,318	¥ 124,964
Diluted net income attributable to Canon Inc.	¥ 214,714	¥ 83,315	¥ 124,962
Average common shares outstanding	1,045,632,588	1,049,802,197	1,069,956,767
Stock options	277,066	229,691	158,173
Diluted common shares outstanding	1,045,909,654	1,050,031,888	1,070,114,940
Net income attributable to Canon Inc. shareholders per share:
Basic	¥ 205.35	¥ 79.37	¥ 116.79
Diluted	¥ 205.29	¥ 79.35	¥ 116.77